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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 15, 2001


                                Chinawe.com Inc.
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             (Exact name of registrant as specified in its charter)


       California                      000-29169                        95-462785
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(State or other jurisdiction    (Commission File Number)  (IRS Employer Identification No.)
      of incorporation)


c/o Hartman & Craven LLP, 460 Park Avenue, New York, New York           10022
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code: (212) 753-7500
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         (Former name or former address, if changed since last report.)







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Item 4. Changes in Registrant's Certifying Accountant.

Pursuant to an Agreement of Merger, dated as of October 17, 2000, by and among NEO MODERN ENTERTAINMENT CORP., a California corporation, Rafal Zielinski, Filmart Inc., a California corporation, Chinawe.com Inc., a Delaware corporation ("Chinawe"), Gonet Associates Limited, a British Virgin Islands company and Vivian Wai Wa Chu, Man Ying Ken Wai, Man Keung Wai and Cheung Man Ki, Chinawe was merged with and into Neo Modern with Neo Modern being the surviving entity on March 15, 2001 (the "Merger"). Effective on the date of the Merger, Neo Modern amended its name to "Chinawe.com Inc." (the "Registrant") and the new management of the Registrant determined that it would not continue the retention of H.M. Richard & Associates ("HMRA") in light of the death of H.M. Richard, the principal accountant engaged to audit the Registrant's financial statements, to audit the Registrant's financial statements for the current fiscal year.

HMRA reports on the Registrant's financial statements for each of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Registrant's decision to change accountants was approved by the new Board of Directors of the Registrant.

During the Registrant's two most recent fiscal years and the subsequent interim period preceding dismissal there was no disagreement with HMRA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of HMRA, would have caused HMRA to make a reference to the subject matter of the disagreement in connection with its report.

On March 15, 2001, the Registrant engaged the accounting firm of Horwath Gelfond Hochstadt Pangburn, P.C., the principal accountant prior to the Merger engaged to audit Chinawe's financial statements, as the principal accountant to audit the Registrant's financial statements for the current fiscal year.

Item 7. Financial Statements and Exhibits.

(c)(1) Letter dated April 18, 2001 from H.M. Richard & Associates to the Securities and Exchange Commission.

Item 8. Change in Fiscal Year.

As of March 15, 2001, the Registrant determined to change its June 30th fiscal year end, as used in its most recent report on Form 10-QSB filed with the Securities and Exchange Commission ("SEC") on February 14, 2001, to a December 31st fiscal year end. A Form 10-QSB covering the transition period will be filed with the SEC for the Registrant's fiscal quarter ending March 31, 2001.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     Chinawe.com Inc.

Date:    April 18, 2001                              By: /s/ Man Ying Ken Wai
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                                                         Man Ying Ken Wai
                                                         Vice President






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